Exhibit 10.2

AGREEMENT AMENDMENT

THIS AGREEMENT AMENDMENT (“AMENDMENT”), is made and entered into by and between Sharps Compliance Corp., having its principle office at 9220 Kirby Drive, Suite 500, Houston, TX 77054 (hereinafter referred to as the “Company”), and Claude A. Dance (hereinafter referred to as the “Executive”).

WITNESSETH

For and in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Executive agree to amend the AGREEMENT between the Company and the Executive dated December 26, 2007, as follows:

Notwithstanding anything to the contrary, the severance period in the TERMINATION WITHOUT CAUSE section is hereby changed to nine (9) months.

IN WITNESSETH WHEREOF, the parties have executed this Agreement the day and year first written below with the amended provisions noted above being effective November 17, 2011.

EXECUTIVE:

____________________
Executive

Date:           December 2, 2011

COMPANY:

By:           ____________________
Name:           Diana P. Diaz

Title:           Vice President and Chief Financial Officer

Date:           December 2, 2011